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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated January 29, 1997 appearing on page 27 of Omnicare, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP
Cincinnati, Ohio
August 21, 1997